Exhibit 99.1

GoPro Announces Financing from Founder and CEO Nicholas Woodman

SAN MATEO, Calif., July 8, 2026 – GoPro, Inc. (NASDAQ: GPRO) today announced that Nicholas Woodman, the company's founder and CEO, has agreed to provide $20 million in financing to GoPro through the issuance of $20 million in aggregate principal amount of senior secured notes and warrants to purchase shares of the company's Class B common stock via entities affiliated with Mr. Woodman. The financing is subject to certain closing conditions.
“An independent committee of the board of directors evaluated a range of financing options and concluded this structure offered the most favorable terms for GoPro and our shareholders," said Nicholas Woodman, GoPro's founder and CEO. "My financing reflects my enthusiasm for GoPro and its several go-forward opportunities. I continue to strongly support the board's evaluation of strategic alternatives, a process we announced on May 11, 2026, and which continues to progress.”
Additional details regarding this financing are available in GoPro's Current Report on Form 8-K filed with the Securities and Exchange Commission.

About GoPro, Inc. (NASDAQ: GPRO)
GoPro helps the world capture and share itself in immersive and exciting ways.
Connect with GoPro on Instagram, YouTube, TikTok, Facebook, X, LinkedIn, and GoPro's blog, The Current. Members of the press can access official logos and imagery on our press portal. For more information, visit GoPro.com.
GoPro, HERO, MAX, MISSION, and their respective logos are trademarks or registered trademarks of GoPro, Inc. in the United States and other countries.
Note on Forward-looking Statements
This press release may contain projections or other forward-looking statements within the meaning of Section 27A of the Private Securities Litigation Reform Act. Words such as "anticipate," "believe," "estimate," "expect," "intend," "should," "will," "plan" and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements in this press release may include, but are not limited to, statements related to the Company's liquidity and financial condition, the terms and expected benefits of the financing described herein, the expected closing of the financing described herein, the sufficiency of the Company's capital resources and operational continuity, future business opportunities, and the Company's review of strategic alternatives, including the timing thereof and potential outcomes. These forward-looking statements are based on the Company's current expectations and inherently involve significant risks and uncertainties. The Company's actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the sufficiency of the financing to meet the Company's liquidity or operational needs, the potential dilutive effect of warrants and other equity-linked securities on existing stockholders, risks inherent in related-party transactions, the risk that the strategic review process will not result in the identification or consummation of a transaction on terms the Company or its shareholders find attractive or otherwise increase shareholder value, and the risk that the strategic review may disrupt the Company's business or divert management attention. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the "SEC") on March 12, 2026, and as updated in filings with the SEC including the Quarterly Report for the quarter ended March 31, 2026 filed with the SEC on May 11, 2026. These forward-looking statements speak only as of the date hereof or as of the date otherwise stated herein. The Company undertakes no duty or obligation to update any forward-looking statements contained herein as a result of new information, future events or changes in its expectations.